March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1995-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P., (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1996-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President
Sallie Mae Servicing L.P.


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-4, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President
Sallie Mae Servicing L.P.


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President
Sallie Mae Servicing L.P.


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-4, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2000-4, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2000-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2001-1, for the period March 8, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period March 8, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 8, 2001 through December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2001-2, for the period June 7, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period June 7, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period June 7, 2001 through December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2001-3, for the period August 2, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period August 2, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 2, 2001 through December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Sallie Mae Servicing L.P.
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER, that Sallie Mae Servicing L.P. (the Company) complied with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and 3.15 of the Servicing Agreement
among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 2001-4, for the period December 12, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period December 12, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manahattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing L.P. (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2A, 3.2B, 3.2C, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manahattan Bank USA, National Association, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 2001-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period December 12, 2001 through December 31, 2001.

March 28, 2002


/s/ ROBERT R. LEVINE
-----------------------------------
Robert R. Levine
Executive Vice President


/s/ BARBARA DEEMER
-----------------------------------
Barbara Deemer
Senior Vice President and Treasurer

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1995-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1996-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1996-4, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of the management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1997-4, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the Sallie Mae Student Loan Trust 1999-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-1, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-2, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-3, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2000-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2000-4, for the year ended December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the year ended December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2000-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-1

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2001-1, for the period March 8, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period March 8, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2001-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period March 8, 2001 through December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-2

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2001-2, for the period June 7, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period June 7, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2001-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period
June 7, 2001 through December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-3

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2001-3, for the period August 2, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period August 2, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2001-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 2, 2001 through December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 28, 2002

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

          and

Chase Manhattan Bank USA, National Association
500 Stanton Christiana Road
Newark, Delaware 19713

          and

Bankers Trust Company
Four Albany Street
New York, New York 10006

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 2001-4

We have examined management's assertion, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR, that the Student Loan Marketing Association (the Company) complied with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2,
2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and 3.2.D of the Administration
Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the Agreement) pursuant to the SLM Student Loan Trust 2001-4, for the period December 12, 2001 through December 31, 2001. Management is responsible for compliance with those requirements. Our responsibility is to express an opinion on the Company's compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with specified requirements.

In our opinion, the Company complied, in all material respects, with the aforementioned requirements for the period December 12, 2001 through December 31, 2001.

This report is intended solely for the information and use of management, the board of directors, Chase Manhattan Bank USA, National Association and Bankers Trust Company and is not intended to be and should not be used by anyone other than these specified parties.

Very truly yours,

/s/ ARTHUR ANDERSEN LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank USA, National Association, Bankers Trust Company, Sallie Mae Servicing L.P., and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 2001-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period December 12, 2001 through December 31, 2001.

March 28, 2002


/s/ J. LANCE FRANKE
----------------------------------
J. Lance Franke
Authorized Agent
Student Loan Marketing Association